PORTFOLIO OF INVESTMENTS – as of August 31, 2019 (Unaudited)

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks – 98.3% of Net Assets
	Argentina – 5.4%
6,818	MercadoLibre, Inc.(a)	$4,053,983

	Brazil – 2.1%
350,126	Ambev S.A., ADR	1,589,572

	China – 13.9%
21,986	Alibaba Group Holding Ltd., Sponsored ADR(a)	3,848,209
13,361	Baidu, Inc., Sponsored ADR(a)	1,395,824
52,200	Tencent Holdings Ltd.	2,155,104
64,927	Yum China Holdings, Inc.	2,949,634

		10,348,771

	Denmark – 3.3%
47,255	Novo Nordisk AS, Class B	2,462,098

	France – 4.5%
24,406	Danone S.A.	2,186,516
10,370	Sodexo S.A.	1,175,454

		3,361,970

	Italy – 0.6%
170,600	Prada SpA	477,413

	Netherlands – 2.0%
2,005	Adyen NV, 144A(a)	1,453,608

	Switzerland – 8.6%
3,296	Alcon, Inc.(a)	200,433
15,997	Nestle S.A., (Registered)	1,797,653
16,486	Novartis AG, (Registered)	1,486,290
10,790	Roche Holding AG	2,948,478

		6,432,854

	United Kingdom – 7.9%
27,986	Diageo PLC	1,198,185
66,770	Experian PLC	2,053,551
11,239	Reckitt Benckiser Group PLC	878,337
28,368	Unilever NV	1,760,184

		5,890,257

	United States – 50.0%
2,586	Alphabet, Inc., Class A(a)	3,078,711
2,498	Amazon.com, Inc.(a)	4,437,172
6,539	American Express Co.	787,099
28,370	Coca-Cola Co. (The)	1,561,485
18,034	Colgate-Palmolive Co.	1,337,221
3,399	Core Laboratories NV	134,566
16,594	Deere & Co.	2,570,577
15,016	Expeditors International of Washington, Inc.	1,067,638
19,546	Facebook, Inc., Class A(a)	3,629,106

Shares	Description	Value (†)
Common Stocks – continued
	United States – continued
16,665	Microsoft Corp.	$2,297,437
62,338	Oracle Corp.	3,245,316
16,746	Procter & Gamble Co. (The)	2,013,372
25,916	QUALCOMM, Inc.	2,015,487
31,555	Schlumberger Ltd.	1,023,329
18,836	SEI Investments Co.	1,083,258
87,568	Under Armour, Inc., Class A(a)	1,629,640
20,651	Visa, Inc., Class A	3,734,114
14,199	Yum! Brands, Inc.	1,658,159

		37,303,687

	Total Common Stocks (Identified Cost $67,965,390)	73,374,213

Principal Amount
Short-Term Investments – 2.0%
$1,499,362	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/2019 at 1.300% to be repurchased at $1,499,579 on 9/03/2019 collateralized by $1,510,000 U.S. Treasury Note, 2.000% due 12/31/2021 valued at $1,531,499 including accrued interest(b) (Identified Cost $1,499,362)	1,499,362

	Total Investments – 100.3% (Identified Cost $69,464,752)	74,873,575
	Other assets less liabilities – (0.3)%	(235,702)

	Net Assets – 100.0%	$74,637,873

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of August 31, 2019, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$ 22,233,304	29.8%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of August 31, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, the value of Rule 144A holdings amounted to $1,453,608 or 2.0% of net assets.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$8,193,667	$2,155,104	$—	$10,348,771
Denmark	—	2,462,098	—	2,462,098
France	—	3,361,970	—	3,361,970
Italy	—	477,413	—	477,413
Netherlands	—	1,453,608	—	1,453,608
Switzerland	—	6,432,854	—	6,432,854
United Kingdom	—	5,890,257	—	5,890,257
All Other Common Stocks*	42,947,242	—	—	42,947,242

Total Common Stocks	$51,140,909	$22,233,304	$—	$73,374,213

Short-Term Investments	—	1,499,362	—	1,499,362

Total	$51,140,909	$23,732,666	$—	$74,873,575

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $920,502 was transferred from Level 1 to Level 2 during the period ended August 31, 2019. At November 30, 2018, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At August 31, 2019, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

Industry Summary at August 31, 2019 (Unaudited)

Internet & Direct Marketing Retail	16.5%
Interactive Media & Services	13.8
Pharmaceuticals	9.2
Hotels, Restaurants & Leisure	7.7
Software	7.4
IT Services	7.0
Beverages	5.8
Household Products	5.7
Food Products	5.3
Machinery	3.4
Textiles, Apparel & Luxury Goods	2.8
Professional Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Personal Products	2.4
Other Investments, less than 2% each	5.9
Short-Term Investments	2.0

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

Currency Exposure Summary at August 31, 2019 (Unaudited)

United States Dollar	70.5%
Euro	8.9
Swiss Franc	8.6
British Pound	5.5
Hong Kong Dollar	3.5
Danish Krone	3.3

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%